EXHIBIT 24

POWER OF ATTORNEY




	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and Rene L. Latiolais his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of McMoRan Exploration Co. with respect to $300,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the ____ day of January, 2000.



						                     /s/ James R. Moffett
                               ----------------
                     								  James R. Moffett



EXHIBIT 24

POWER OF ATTORNEY




	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Rene L. Latiolais her true and lawful attorney-in-fact and agent, each with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement of McMoRan Exploration Co. with respect to $300,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the ____ day of January, 2000.



						                         /s/ Nancy D. Parmelee
	                                  ------------------
                     								      Nancy D. Parmelee



EXHIBIT 24

POWER OF ATTORNEY




	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Rene L. Latiolais his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of McMoRan Exploration Co. with respect to $300,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the ____ day of January, 2000.



						                   /s/ C. Donald Whitmire, Jr.
                             -----------------------
                     								C. Donald Whitmire, Jr.



EXHIBIT 24

POWER OF ATTORNEY




	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett and Richard C. Adkerson his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of McMoRan Exploration Co. with respect to $300,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the ____ day of January, 2000.



						                        /s/ Rene L. Latiolais
                                  -----------------
             						        		     Rene L. Latiolais



EXHIBIT 24

POWER OF ATTORNEY




	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Rene L. Latiolais his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of McMoRan Exploration Co. with respect to $300,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the ____ day of January, 2000.



						                            /s/ Robert A. Day
                                      -------------
								                              Robert A. Day



EXHIBIT 24

POWER OF ATTORNEY




	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Rene L. Latiolais his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of McMoRan Exploration Co. with respect to $300,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the ____ day of January, 2000.



						                           /s/ B. M. Rankin, Jr.
                                     -----------------
                     								        B. M. Rankin, Jr.



EXHIBIT 24

POWER OF ATTORNEY




	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Rene L. Latiolais his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of McMoRan Exploration Co. with respect to $300,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the ____ day of January, 2000.



						                          /s/ Gerald J. Ford
                                    --------------
                     								       Gerald J. Ford



EXHIBIT 24

POWER OF ATTORNEY




	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Rene L. Latiolais his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of McMoRan Exploration Co. with respect to $300,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the ____ day of January, 2000.



						                       /s/ H. Devon Graham, Jr.
                                 --------------------
                     								    H. Devon Graham, Jr.


	EXHIBIT 24

POWER OF ATTORNEY




	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett and Rene L. Latiolais his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of McMoRan Exploration Co. with respect to $300,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the ____ day of January, 2000.



						                     /s/  Richard C. Adkerson
                                -------------------
                    								    Richard C. Adkerson